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                                POWER OF ATTORNEY

                                                                    EXHIBIT 24.5


STATE OF Florida                            )
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                                            )   SS
COUNTY OF         Palm Beach                )
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         KNOW ALL MEN BY THESE PRESENTS that Donald S. Chisholm, having an address at Ann Arbor, Michigan, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and Michael B. Berman, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

         This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

         IN WITNESS WHEREOF, Donald S. Chisholm, has hereunto, set his hand this 17th day of February, 2006.


                                             /s/ Donald S. Chisholm
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                                             Donald S. Chisholm



         I, Audrey Hoffman, a Notary Public in and for said County in the State aforesaid, do hereby certify that Donald S. Chisholm, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 17th day of February, 2006.



                                             /s/ Audrey J. Hoffman
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                                             (Notary Public)


My Commission Expires:

        09/14/06
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